                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Integrated Electrical Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                     [INTEGRATED ELECTRICAL SERVICES LOGO]
                               December 28, 2000

To Our Stockholders:

     On behalf of the Board of Directors, I cordially invite all stockholders to attend the Annual Meeting of Integrated Electrical Services, Inc. to be held on Wednesday, February 7, 2001, at 10:30 a.m. at the Sheraton Suites Houston, 2400 West Loop South, Suite 500, Houston, TX 77027. Proxy Materials, which include a Notice of the Meeting, Proxy Statement and proxy card, are enclosed with this letter. The Company's 2000 Annual Report, which is not a part of the proxy materials, is also enclosed and provides additional information regarding the financial results of the Company for its fiscal year ended September 30, 2000.

     We hope that you will be able to attend the Annual Meeting. Your vote is important. Whether you plan to attend or not, please execute and return the proxy card in the enclosed envelope so that your shares will be represented. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership. We look forward to seeing you at the meeting.

                                            Sincerely,

                                            /S/ H. DAVID RAMM

                                            H. David Ramm
                                            President and Chief Executive
                                            Officer

                      INTEGRATED ELECTRICAL SERVICES, INC.
                        1800 WEST LOOP SOUTH, SUITE 500
                              HOUSTON, TEXAS 77027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 7, 2001

TO THE STOCKHOLDERS OF INTEGRATED ELECTRICAL SERVICES, INC.

     Notice is hereby given that the Annual Meeting of the Stockholders of Integrated Electrical Services, Inc., a Delaware corporation, will be held at the Sheraton Suites Houston, 2400 West Loop South, Houston, TX 77027, on Wednesday, February 7, 2001, at 10:30 a.m. Central Time, for the following purposes:

          1. To elect three directors to the Company's board to serve until the annual stockholders' meeting held in 2004 or until their successors have been elected and qualified.

          2. To appoint Arthur Andersen LLP, independent certified public accountants, as the Company's auditors for the fiscal year 2001.

          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The holders of record of the Company's common stock and of the Company's restricted voting common stock at the close of business on December 15, 2000 are entitled to notice of and to vote at the meeting with respect to all proposals, except that restricted voting common stock shall not be entitled to vote on the proposal for the election of directors. We urge you to sign and date the enclosed proxy card and return it promptly by mail in the enclosed envelope, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote personally on all matters brought before the meeting.

                                            /s/ JOHN F. WOMBWELL

                                            John F. Wombwell
                                            Executive Vice President -- Legal
                                            and Administration

Houston, Texas
December 28, 2000

                      INTEGRATED ELECTRICAL SERVICES, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHEN AND WHERE IS THE 2001 ANNUAL MEETING OF STOCKHOLDERS BEING HELD?

     The 2001 Annual Meeting will be held on Wednesday, February 7, 2001, and any adjournments thereof. The annual meeting will be held at 10:30 a.m. Central Time, at the Sheraton Suites Houston, 2400 West Loop South, Houston TX 77027.

WHAT DATE WILL THE PROXY STATEMENT FIRST BE SENT TO THE STOCKHOLDERS?

     The approximate date on which this Proxy Statement will first be sent to stockholders is December 28, 2000.

WHO IS SOLICITING MY VOTE?

     The accompanying proxy is solicited by the Board of Directors of Integrated Electrical Services, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders.

HOW ARE VOTES BEING SOLICITED?

     In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of common stock of the Company.

WHO IS PAYING THE SOLICITATION COST?

     The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company.

HOW MANY VOTES DO I HAVE?

     Each share of Common Stock is entitled to one vote upon each of the matters to be voted on at the meeting. Each share of Restricted Common Stock is entitled to one-half of one vote upon each of the matters to be voted on at the meeting, except for the election of directors, upon which each share of Restricted Common Stock has no vote. The holders of Restricted Common Stock are entitled to elect one member of the board of directors and have elected at the 1999 Annual Meeting
C. Byron Snyder as a Class I director to serve until the 2002 Annual Meeting or until his successor is elected and qualified.

HOW DO I VOTE?

     When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with the directions noted thereon; or if no direction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto.

CAN I CHANGE MY VOTE?

     Any stockholder giving a proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted. Stockholders submitting proxies may revoke them at any time before they are voted (i) by notifying John F. Wombwell, Secretary of the Company, in writing of such revocation,

(ii) by execution of a subsequent proxy sent to Mr. Wombwell, or (iii) by attending the Annual Meeting in person and voting in person. Notices to Mr. Wombwell referenced in (i) and (ii) should be directed to John F. Wombwell, Secretary, Integrated Electrical Services, Inc., 1800 West Loop South, Suite 500, Houston, Texas 77027. Stockholders who submit proxies and attend the meeting to vote in person are requested to notify Mr. Wombwell at the Annual Meeting of their intention to vote in person at the Annual Meeting.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

     Pursuant to the Company's bylaws, shares not voted on matters, including abstentions and broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     The presence, in person or by proxy, of at least a majority of the sum of the outstanding shares of Common Stock and Restricted Common Stock is required for a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on December 15, 2000, the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournments thereof, the Company had outstanding 38,212,032 shares of common stock, par value $.01 per share (the "Common Stock") and 2,605,709 shares of restricted common stock, par value $.01 per share (the "Restricted Common Stock").

     The following table reflects the beneficial ownership of the Company's Common Stock as of November 1, 2000, with respect to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) the directors and nominees for director;
(iii) each named executive officer; and (iv) the Company's directors and executive officers as a group.

                                                               NUMBER OF
                                                              SHARES OWNED   PERCENT
                  NAME OF BENEFICIAL OWNER                    BENEFICIALLY   OF CLASS
                  ------------------------                    ------------   --------
H. David Ramm(a)............................................  53,000              *
Ben L. Mueller(b)...........................................  1,256,562         3.3%
C. Byron Snyder(c)..........................................  2,655,709         6.5
Donald Paul Hodel(d)........................................  19,314              *
Robert Kelly(e).............................................  6,518               *
Richard Muth(f).............................................  498,257           1.3
Alan R. Sielbeck(d).........................................  64,314              *
Robert Stalvey(g)...........................................  95,413              *
Richard L. Tucker(d)........................................  12,185              *
Bob Weik(h).................................................  1,532,426         4.0
Jim P. Wise(i)..............................................  210,750             *
John F. Wombwell(j).........................................  208,177             *
Herbert R. Allen(k).........................................  946,000           2.5
Directors and officers as a group (16 persons)(l)...........  7,795,614        19.0%

---------------

 * Indicates ownership of less than one percent of the outstanding shares of Common Stock of the Company.

(a) Includes 53,000 shares of Common Stock underlying options which are exercisable within 60 days.

(b) Includes 7,000 shares held by a trust for the benefit of Mr. Mueller's daughter and 7,500 shares of Common Stock underlying options which are exercisable within 60 days.

(c) Includes 2,585,829 shares held by the 1996 Snyder Family Partnership, 50,000 shares held by CBStar Investment Partners, 19,181 shares held by the Worth Byron Snyder Trust and the Gregg Layton Snyder Trust, and 699 shares held by the 1998 Snyder Family Partnership Management Trust. This stock consists entirely of Restricted Common Stock, which represents all of the Company's outstanding Restricted Common Stock. Such shares may be converted to Common Stock in certain circumstances. Mr. Snyder disclaims beneficial ownership as to all of these shares.

(d) Includes 8,667 shares of Common Stock underlying options which are exercisable within 60 days by each of Mr. Hodel, Mr. Sielbeck and Dr. Tucker. Mr. Hodel's address is P.O. Box 23099, Silverthorne, CO 80498. Mr. Sielbeck's address is 6 Cadillac Drive, #410, Brentwood, TN 37027. Dr. Tucker's address is Center for Construction Industry Studies, ECJ 5.202, The University of Texas at Austin, Austin, TX 78712.

(e) Includes 6,000 shares of Common Stock underlying options which are exercisable within 60 days by Mr. Kelly. Mr. Kelly's address is CountryWatch.com, Three Riverway, Suite 710, Houston, TX 77056.

(f) Includes 25,689 shares of Common Stock owned by Mr. Muth's wife, as to which Mr. Muth disclaims beneficial ownership and 500 shares of Common Stock owned by his children and 18,959 shares of Common Stock underlying options which are exercisable within 60 days.

(g) Includes 3,455 shares of Common Stock underlying options which are exercisable within 60 days.

(h) Includes 74,536 shares of Common Stock owned by two related trusts, as to which Mr. Weik disclaims beneficial ownership, 74,536 shares of Common Stock held by an Annuity Trust for Bob Weik, 74,536 shares of Common Stock held by the Virginia Pat Weik Trust of 2000, and 27,186 shares of Common Stock underlying options which are exercisable within 60 days.

(i) Includes 76,250 shares of Common Stock underlying options which are exercisable within 60 days.

(j) Includes 100,417 shares of Common Stock underlying options which are exercisable within 60 days

(k) Includes 200,000 shares of Common Stock owned by HRA Investment Group, LP as to which Mr. Allen disclaims beneficial ownership and 6,000 shares of Common Stock underlying options which are exercisable within 60 days.

(l) Includes 2,655,709 shares of Restricted Common Stock described in Note (c) above and 352,102 shares of Common Stock underlying options which are exercisable within 60 days.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Amended and Restated Certificate of Incorporation, as amended, and bylaws provide that the number of directors on the Board shall be fixed from time to time by the Board of Directors but shall not be less than one nor more than fifteen persons. The Certificate of Incorporation divides the Board of Directors into three classes, designated as Class I, Class II and Class
III. Each class of directors is to be elected to serve a three-year term and is to consist, so far as possible, of one-third of the number of directors required at the time to constitute a full Board. If the number of directors is not evenly divided into thirds, the Board of Directors shall determine which class or classes shall have one extra director. The Board of Directors presently consists of eleven directors, four in Class I, three in Class II and four in Class III, whose terms of office expire with the 2002, 2003 and 2001 annual meetings, respectively, and until their successors are elected and qualified. The holders of the Restricted Common Stock are entitled to elect one director and are not entitled to vote on other directors.

     The term of office of each of the current Class III Directors expires at the time of the 2001 Annual Meeting of Stockholders, or as soon thereafter as their successors are elected and qualified. Messrs. Hodel, Mueller, and Ramm have been nominated to serve an additional three-year term as Class III Directors to be elected by the holders of the Common Stock. Each of Messrs. Hodel, Mueller, and Ramm has consented to be named in this Proxy Statement and to serve as a director if elected. Mr. Stalvey will not stand for re-election.

     It is the intention of the persons named in the accompanying proxy card to vote for the election of all three nominees named below unless a stockholder has withheld such authority. The affirmative vote of holders of a plurality of the Common Stock present in person or by proxy at the 2001 Annual Meeting of Stockholders and entitled to vote is required for election of the nominees.

     If, at the time of or prior to the 2001 Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

NOMINEES -- CLASS III DIRECTORS (THE TERMS SHALL EXPIRE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS)

     The Class III Directors, whose present term of office as directors expire at the 2001 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are as follows:

DONALD PAUL HODEL                                            DIRECTOR SINCE 1998

     Donald Paul Hodel, 65, is Managing Director of Summit Group International, Ltd. (and related companies), an energy and natural resources consulting firm he founded in 1989. Mr. Hodel served as President of the Christian Coalition from 1997 to 1999. Mr. Hodel served as United States Secretary of the Interior from 1985 to 1989 and United States Secretary of Energy from 1982 to 1985. Mr. Hodel has served as director of both publicly traded and privately held companies and is the recipient of the Presidential Citizens Medal and honorary degrees from three universities. Mr. Hodel serves on the board of directors of Salem Communications, Inc. a NASDAQ listed company.

H. DAVID RAMM                                                DIRECTOR SINCE 2000

     Mr. Ramm, 49, has been the Chief Executive Officer and President of the Company since March 2000. From 1997 to 2000, Mr. Ramm was employed by Enron Corp., most recently as President of Enron Wind Corp., a world leader in the renewable energy market with a focus on clean, environmentally benign power generation. Prior to 1997, Mr. Ramm held various senior management positions with United Technologies Corporation, including Senior Vice President of Pratt Whitney Space Propulsion, Chairman and Chief Executive Officer of International Fuel Cells Corporation and Sales and Marketing Vice President of Otis Elevator. Mr. Ramm serves on the board of directors for CountryWatch.com, Millennium Cell a NASDAQ listed company, and Fabrication Technologies Corp.

BEN L. MUELLER                                               DIRECTOR SINCE 1998

     Mr. Mueller, 53, has been Chief Operating Officer and a director of the Company since 1998. Prior to that time, Mr. Mueller was the Executive Vice President of Houston-Stafford Electric, Inc. ("Houston-Stafford"), one of the Company's subsidiaries, since 1993 and served as vice president of Houston-Stafford since 1975. Mr. Mueller is a past member of the board of the IEC, Houston Chapter, and has served on the Electrical Board for the City of Sugar Land, Texas.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE

CLASS I

     The Class I Directors, whose present term of office as directors will continue after the meeting and expire at the 2002 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are as follows:

ALAN R. SIELBECK                                             DIRECTOR SINCE 1998

     Mr. Sielbeck, 47, has served as Chairman of the Board and Chief Executive Officer of Service Experts, Inc., a publicly traded heating, ventilation and air conditioning service company, since its inception in March 1996 until January 2000. Mr. Sielbeck has served as Chairman of the Board and President of AC Service and Installation Co. Inc. and Donelson Air Conditioning Company, Inc. since 1990 and 1991, respectively. From 1985 to 1990, Mr. Sielbeck served as President of RC Mathews Contractor, Inc., a commercial building general contractor and Chief Financial Officer of RCM Interests, Inc. a commercial real estate development company.

BOB WEIK                                                     DIRECTOR SINCE 1998

     Mr. Weik, 65, has been Senior Vice President -- West Area since January 2000 and has served as a Regional Operating Officer of the Company since May 1998 and as President of BW Consolidated, Inc. and related entities ("Bexar-Calhoun"), one of the Company's subsidiaries, since its inception in 1997.

JIM P. WISE                                                  DIRECTOR SINCE 1998

     Mr. Wise, 57, has been a Vice Chairman of the Board since March 2000. He previously served as Chief Executive Officer of the Company from November 1998 to March 2000 and President from November 1998 to May 1999. He initially joined the Company in September 1997 as Senior Vice President and Chief Financial Officer. From September 1994 to September 1997, he was Vice President -- Finance and Chief Financial Officer at Sterling Chemicals, Inc., a publicly held manufacturer of commodity petrochemicals and pulp chemicals. From July 1994 to September 1994, he was Senior Vice President and Chief Financial Officer of U.S. Delivery Systems, Inc., a delivery service consolidator. From September 1991 to July 1994 he was Chairman and Chief Executive Officer of Neostar Group, Inc., a private investment banking and financial advisory firm. Mr. Wise was employed by Transco Energy Company as Executive Vice President, Chief Financial Officer and was a member of the Board of Directors from November 1982 until September 1991.

C. BYRON SNYDER                                              DIRECTOR SINCE 1997

     Mr. Snyder, 52, has been Chairman of the Board of Directors of the Company since its inception. Mr. Snyder is a founding member and Senior Managing Director of Main Street Equity Ventures II, LP, a Houston-based private equity investment firm. Mr. Snyder was the President and owner of Sterling City Capital, L.L.C., a private investment company. Mr. Snyder was owner and President of Relco Refrigeration Co., a distributor of refrigerator equipment, from 1992 to 1998. Prior to 1992, Mr. Snyder was the owner and Chief Executive Officer of Southwestern Graphics International, Inc., a diversified holding company which owned Brandt & Lawson Printing Co., a Houston-based general printing business, and Acco Waste Paper Company, an independent recycling business. Brandt & Lawson Printing Co. was sold to Hart Graphics in 1989, and Acco Waste Paper Company was sold to Browning-Ferris Industries in 1991. Mr. Snyder is a director of Carriage Services, Inc., a publicly held death care company. Mr. Snyder is Chairman of the Board of United Glass Corporation, the largest glass fabrication and services company in North American. Mr. Snyder is Chairman of the Board of Integrated Roofing & Waterproofing, Inc. a privately held company providing roofing and waterproofing services.

CLASS II

     The Class II Directors, whose present term of office as directors will continue after the meeting and expire at the 2003 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are as follows:

RICHARD MUTH                                                 DIRECTOR SINCE 1998

     Mr. Muth, 53, founded Muth Electric, Inc. ("Muth"), one of the Company's subsidiaries, in 1970 and has been its president since that time. Mr. Muth served on the South Dakota State Electrical Commission from 1980 to 1991 and the Associated General Contractors Associate Division Board. Mr. Muth also received the South Dakota Electrical Council "Man of the Year" award in 1993.

ROBERT C. KELLY                                              DIRECTOR SINCE 2000

     Mr. Kelly, 54, founded CountryWatch.com, which provides strategic geo-political information on 191 countries throughout the world. From 1985 to 1997, Mr. Kelly was employed in various senior executive positions at Enron Corp., including President of Enron Cogeneration Company; Chairman and Chief Executive Officer of Enron Europe; Executive Vice President and Chief Strategy Officer; and Chairman and Chief Executive Officer of Enron Renewable Energy Company. From 1970 to 1981, Mr. Kelly served in the US Army, which included a tour in Vietnam, troop duty with the 82nd Airborne Division and 4th Infantry Division, and as an associate professor at West Point.

RICHARD L. TUCKER                                            DIRECTOR SINCE 1998

     Dr. Tucker, 65, is Director of the Center for Construction Industry Studies and Professor of Civil Engineering at the University of Texas at Austin. Dr. Tucker has been on the faculty at the University of Texas since 1976. Dr. Tucker is a registered engineer.

COMMITTEES

     Audit Committee. The Audit Committee is comprised of Messrs. Sielbeck (Chairman), Tucker and Hodel. Pursuant to its approved Charter, the Audit Committee's functions include making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, reviewing the scope and results of the Company's procedures for internal auditing, reviewing professional services provided by the independent auditors, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls.

     Compensation Committee. The Compensation Committee is comprised of Messrs. Hodel (Chairman), Sielbeck and Tucker. The functions performed by the Compensation Committee in accordance with its approved Charter include: reviewing executive salary and bonus structure; reviewing the Company's stock option plan (and making grants thereunder); setting bonus goals; and approving salary and bonus awards to key executives.

     Nominating Committee. The Company has no standing Nominating Committee of the Board of Directors.

MEETINGS

     During fiscal year 2000, the Audit Committee had four meetings; the Compensation Committee had seven meetings; and the Board of Directors had ten meetings. During fiscal year 2000 each member of the Board of Directors attended 75% or more of the meetings of the Board of Directors and the committees of which he was a member.

DIRECTOR COMPENSATION

     Directors of the Company who are not officers or employees of the Company receive a $12,000 annual retainer paid quarterly, one-half in cash and one-half in shares of Company Common Stock. Committee chairmen receive an additional annual retainer of $3,000, paid one-half in cash and one-half in stock. Non-employee directors are also paid a meeting fee of $1,250 for each regular or special Board or committee meeting. Board members are paid $500 for telephonic meetings. In addition, each non-employee director of the Company receives a grant of an option to purchase 3,000 shares upon initial election as director and an option to purchase 3,000 shares on each September 30 on which such director remains a non-employee director. The Company paid aggregate fees of $145,000 to non-employee directors in connection with the Board of Directors' and Committee meetings in fiscal 2000, and an additional $52,000 to Mr. Tucker for services performed in connection with ad hoc committee services, and $25,875 and $1,500 to Mr. Kelly and Mr. Sielbeck, respectively, for consulting services provided to the Company. Employee directors receive no additional compensation for attending Board of Directors or committee meetings

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors of Integrated Electrical Services, Inc. (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report of Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

     A copy of the Audit Committee Charter as adopted by the Board of Directors is attached hereto as Annex A.

     The members of the Audit Committee have been determined to be independent and financially literate (as independence and financial literacy is defined by the New York Stock Exchange listing standards) by the Board of Directors.

                                    Alan R. Sielbeck (Chairman)
                                    Donald Paul Hodel
                                    Richard L. Tucker

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of Integrated Electrical Services, Inc. (the "Compensation Committee") is pleased to present the 2000 report on executive compensation. This report of the Compensation Committee documents the components of the Company's executive officer compensation program and describes the basis on which the compensation program determinations were made by the Compensation Committee with respect to the executive officers of the Company. The Compensation Committee meets regularly and is comprised of Messrs. Hodel (Chairman), Sielbeck and Tucker. The duty of the Compensation Committee is to review compensation levels of senior members of management, as well as administer the Company's various incentive plans including its annual bonus plan and its stock option plan.

EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

     The Company's compensation philosophy and program objectives are directed by two primary guiding principles. First, the program is intended to provide fully competitive levels of compensation in order to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation is directly linked to maximizing stockholder value.

     In support of this philosophy, the executive compensation program is designed to reward performance that is directly relevant to the Company's short-term and long-term success. As such, the Company attempts to provide both short-term and long-term incentive pay that varies based on corporate and individual performance. To accomplish these objectives, the Committee has structured the executive compensation program with three primary underlying components: base salary, annual incentives, and long-term incentives. The Company's compensation philosophy is to (i) compensate its executive officers at a base level that is near the average salaries paid by companies of similar size; (ii) provide the opportunity for its executive officers to earn additional compensation in the form of annual bonuses if individual and business performance goals are met; and (iii) design long-term incentive plans to focus executive efforts on the long-term goals of the Company and to maximize total return to the Company's stockholders.

BASE SALARY

     The Committee utilizes market compensation data that is reflective of the markets in which the Company competes for employees. The Committee believes, based on consultations with compensation consultants, that generally these salaries were below executive officers' compensation in similar companies; however, the Committee intends to insure that the executive officer's compensation becomes consistent with its stated policies. Therefore, as part of its responsibilities, the Committee will review the salaries for the Company's executive officers. The Committee intends to base individual salary changes on a combination of factors such as the performance of the executive, salary level relative to the competitive market, level of responsibility, growth of Company operations and the recommendation of the Chief Executive Officer.

ANNUAL BONUS

     The Company's annual bonus is intended to reward key employees based on Company and individual performance, motivate key employees, and provide competitive cash compensation opportunities. Target award opportunities vary by individual position and are expressed as a percent of base salary. The individual target award opportunities are set at market median levels, but actual payouts may vary based on performance so that actual awards may fall below the 50th or above the 75th percentile. The amount a particular executive may earn is directly dependent on the individual's position, responsibility, and ability to impact our financial success. During the 2000 fiscal year, the Company executives were paid bonuses that generally reflected the achievement of individual performance expectations and Company performance below expected levels.

LONG-TERM INCENTIVES

     The Company's long-term incentive is designed to focus executive efforts on the long-term goals of the Company and to maximize total return to our stockholders. The key devices the Committee used during 2000 were stock options and restricted stock. Stock options align the interests of employees and stockholders by providing value to the executive through price appreciation only. Restricted stock aids in executive retention and provides actual share ownership to executives. The Committee's philosophy is to target long-term incentive awards at the market 75th percentile; however, during 2000 the Committee authorized awards below the market average to its executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Ramm's base salary for fiscal year 2000 was $350,000. This amount was established when Mr. Ramm was hired as Chief Executive Officer. In addition, Mr. Ramm received a cash bonus of $300,000 and stock option and restricted stock grants in accordance with his employment contract negotiated at the time of his hire. See "Employment Agreements. The Committee awarded Mr. Ramm an additional $195,000 bonus in recognition of his individual performance and improved Company performance.

     No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The following members of the Compensation Committee have delivered the foregoing report.

                                    Donald Paul Hodel (Chairman)
                                    Alan R. Sielbeck
                                    Richard L. Tucker

     The foregoing report and the performance graph and related description included in this proxy statement shall not be deemed to be filed with the Securities and Exchange Commission except to the extent the Company specifically incorporates such items by reference into a filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

     The following table summarizes certain information regarding aggregate cash compensation, stock option and restricted stock awards and other compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities to the Company for the years ended September 30, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                                   -----------------------
                                               ANNUAL COMPENSATION                 SECURITIES
                                  ----------------------------------------------   RESTRICTED   UNDERLYING
                                  FISCAL                          OTHER ANNUAL       STOCK       OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR     SALARY     BONUS     COMPENSATION(C)     AWARD       (NUMBER)    COMPENSATION(G)
---------------------------       ------   --------   --------   ---------------   ----------   ----------   ---------------
H. David Ramm(a)................   2000    $188,461   $495,000         --          $2,275,000(d)  132,500            --
  President and Chief Executive
    Officer
Ben L. Mueller..................   2000    $231,480   $230,000                             --      45,000            --
  Chief Operating Officer          1999     200,740         --         --                  --          --        $1,925
                                   1998     133,333         --         --                  --          --            50
John F. Wombwell................   2000    $245,224   $200,000         --          $  146,904(e)   40,000        $2,625
  Executive Vice President --      1999     199,592         --         --                  --       3,750         1,198
  Legal and Administration         1998     126,667     12,500         --                  --          --           285
Bob Weik........................   2000    $326,338   $180,000         --          $   72,095(f)   40,000        $2,625
  Senior Vice President --         1999      88,900         --         --                  --      20,519           974
  West Area                        1998      70,852         --         --                  --          --            --
Herbert R. Allen................   2000    $229,326   $180,000         --                  --      36,000        $2,541
  Senior Vice President --         1999     150,000         --         --                  --          --         1,688
  East Area                        1998     137,500         --         --                  --          --            --
Jim P. Wise(b)..................   2000    $328,149         --         --                  --      32,500            --
                                   1999     221,814         --         --                  --      43,750        $1,688
                                   1998     166,247   $ 12,500         --                  --          --            --

---------------

(a) Mr. Ramm was elected as the Chief Executive Officer and President on March 20, 2000.

(b) Mr. Wise served as Chief Executive Officer and President of the Company until March 20, 2000.

(c) No executive officer received perquisites or other personal benefits in excess of 10% of their total annual salary and bonus during the fiscal year ended September 30, 2000.

(d) The dollar value of the restricted stock appearing in the table is based on the closing sales price of the Integrated Electrical Services' Common Stock on March 20, 2000 ($5.6875) the date of the award. The restricted stock vests over four years with 100,000 shares vesting on each anniversary of his date of hire (March 20, 2000). As of September 30, 2000, the 400,000 shares had an aggregate value of $2,750,000.

(e) The dollar value of the restricted stock appearing in the table is based on the closing sales price of the Integrated Electrical Services' Common Stock on December 15, 1999 ($8.8125) the date of the award. The restricted stock vested 50% on May 31, 2000 and 50% on August 31, 2000. As of September 30, 2000, the 16,670 shares had an aggregate value of $114,606.

(f) The dollar value of the restricted stock appearing in the table is based on the closing sales price of the Integrated Electrical Services' Common Stock on December 15, 1999 ($8.8125) the date of the award. The restricted stock vested 50% on May 31, 2000 and 50% on August 31, 2000. As of September 30, 2000, the 8,181 shares had an aggregate value of $56,244.

(g) The amounts in this column represent matching contributions by the Company to the 401(k) plan account of such executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     PERCENTAGE OF
                                                     TOTAL OPTIONS
                                  NUMBER OF SHARES    GRANTED TO                              GRANT DATE
                                     UNDERLYING      EMPLOYEES IN    PRICE PER   EXPIRATION    PRESENT
NAME                              OPTIONS GRANTED     FISCAL YEAR      SHARE        DATE       VALUE(A)
----                              ----------------   -------------   ---------   ----------   ----------
H. David Ramm...................      132,500            6.72%        $5.6875    3/20/2010     $340,556
Ben L. Mueller..................       22,500                          5.2500    4/01/2010       28,736
                                       22,500                         15.3125    10/1/2009      142,122
                                      -------                                                  --------
                                       44,500            2.28%                                  170,858
John F. Wombwell................       20,000                          5.2500    4/01/2010     $ 25,543
                                       20,000                         15.3125    10/1/2009      126,331
                                      -------                                                  --------
                                       40,000            2.02%                                  151,874
Bob Weik........................       20,000                          5.2500    4/01/2010     $ 25,543
                                       20,000                         15.3125    10/1/2009      126,331
                                      -------                                                  --------
                                       40,000            2.02%                                  151,874
Herbert R. Allen................       18,000                          5.2500    4/01/2010     $ 22,989
                                       18,000                         15.3125    10/1/2009      113,698
                                      -------                                                  --------
                                       36,000            1.82%                                  136,687
Jim P. Wise.....................       32,500            1.65%        15.3125    3/31/2003     $205,287

---------------

(a) Present value is determined by using the Black-Scholes Option Pricing Model. The material assumptions and adjustments incorporated into the Black-Scholes model in making such calculations include the following: (1) an interest rate representing the interest rate on U.S. Treasury securities with a maturity date corresponding to the option term; (2) volatility determined using daily prices for the Company's Common Stock during the year ended September 30, 2000; (3) a dividend rate of $0; and (4) an expected option term of six years. The ultimate values of the options will depend on the future market prices of the Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the difference between the market value of the Common Stock on the date the option is exercised and the applicable exercise price.

                         OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning the value of exercised and unexercised options held by the executive officers of the Company. Value at September 30, 2000 is measured as the difference between the exercise price and fair market value on September 30, 2000.

 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND OPTION VALUES AT SEPTEMBER
                                    30, 2000

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN THE
                                                           OPTIONS HELD AT            MONEY OPTIONS HELD AT
                              SHARES                     SEPTEMBER 30, 2000            SEPTEMBER 30, 2000
                            ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                         EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
H. David Ramm.............      --           --        53,000         79,500         $62,938        $94,406
Ben L. Mueller............      --           --            --         45,000              --         36,563
John F. Wombwell..........      --           --        93,750         40,000               0         32,500
Bob Weik..................      --           --        20,519         40,000               0         32,500
Herbert R. Allen..........      --           --            --         36,000              --         29,250
Jim P. Wise...............      --           --        76,250             --               0             --

                            STOCK PERFORMANCE GRAPH

     The following performance graph compares the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of (i) the S&P 500 Index, (ii) the Russell 2000, (iii) a new peer group stock index (the "New Peer Group") selected in good faith by the Company made up of the following publicly traded companies: Comfort Systems USA, Inc., Dycom Industries Inc., Emcor Group Inc., Encompass Services Corp, Fluor Corp, Jacobs Engineering Group, Mastec Inc., Morrison Knudsen Corp., and Quanta Services Inc., and (iv) an old peer group stock index (the "Old Peer Group") made up of the following companies: Comfort Systems USA, Inc. and Encompass Services Corp. The Company formerly compared its performance to the Old Peer Group stock index made up of four companies of which two no longer exist. The Company has retained the two remaining companies in the Old Peer Group Index. Such index will not be included in future Proxy Statements. The cumulative total return computations set forth in the Performance Graph assume the investment of $100 in the Company's Common Stock, the S&P 500 Index, the Russell 2000, the Peer Group Index, and the Consolidator Index on January 27, 1998.

                      COMPARISON OF 34 MONTH TOTAL RETURN*
         AMONG INTEGRATED ELECTRICAL SERVICES, INC. THE S & P 500 INDEX THE RUSSELL 2000 INDEX, A NEW PEER GROUP AND AN OLD PEER GROUP

                              [PERFORMANCE GRAPH]

                                                                        CUMULATIVE TOTAL RETURN
                                        ----------------------------------------------------------------------------------------
                                        1/27/98    3/98     6/98     9/98    12/98     3/99     6/99     9/99    12/99     3/00
INTEGRATED ELECTRICAL SERVICES, INC.    100.00    137.07   138.79   102.59   153.45   110.34   111.21   109.05    69.40    36.21
S & P 500                               100.00    114.01   117.78   106.06   128.65   135.06   144.58   135.55   155.72   159.29
RUSSELL 2000                            100.00    113.25   107.97    86.22   100.28    94.84   109.59   102.66   121.60   117.37
NEW PEER GROUP                          100.00    120.45   122.26   100.36   114.77    98.19   128.58   112.28   122.87   160.33
OLD PEER GROUP                          100.00    111.47   119.63   100.02    87.15    75.13    89.72    69.99    51.94    34.81

                                        CUMULATIVE TOTAL RETURN
                                        ------------------------
                                         6/00     9/00    11/00
INTEGRATED ELECTRICAL SERVICES, INC.     35.34    47.41    47.85
S & P 500                               155.06   153.56   140.85
RUSSELL 2000                            112.93   114.18    97.89
NEW PEER GROUP                          156.75   130.77   126.39
OLD PEER GROUP                           30.02    41.40    20.25

EMPLOYMENT AGREEMENTS

     On March 20, 2000, the Company entered into a three year employment agreement with H. David Ramm for the position of President and Chief Executive Officer. Under this agreement, Mr. Ramm's initial salary was $350,000. Mr. Ramm also received 132,500 options and a restricted stock award of 400,000 shares. The Company entered into employment agreements with Messrs Mueller, Wombwell, Weik, and Allen, with the agreements expiring on January 29, 2003 for all, except that Mr. Allen's agreement expires on May 21, 2003, with annual salaries of $230,000, $260,000, $325,000, and $225,000, respectively, plus other employee benefits. Each agreement is subject to annual review by the Compensation Committee. In addition, these employment agreements generally restrict these individuals from competing with the Company for a period of two years after the date of the termination of employment with the Company. In the event of a change of control of the Company, such employees may be entitled to the then remaining benefits under the agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to several 5-year lease agreements effective November 1, 1997, Bexar-Calhoun agreed to lease certain facilities owned by Mr. Weik and his immediate family. Such lease agreements provide for an annual rent of approximately $171,744, which the Company believes is not in excess of fair rental value for such facilities. In February 2000, Mr. Weik received a short-term cash advance of $260,000 at an interest rate of 7% from a subsidiary of the Company, which has been repaid in full by Mr. Weik. BW Air, Inc. of which Mr. Weik is the owner received $255,276 from the Company for reimbursement travel related expenses for rental of an airplane. The Company believes such expenses were not in excess of fair rental value for the airplane.

     Muth Electric, Inc. ("Muth") has provided certain real estate management services to Muth Properties, L.L.C. for aggregate fees in excess of $60,000 for the period of October 1, 1999 to September 30, 2000. Muth has completed various electrical contracts for Pine Lane Estates, L.L.C., of which Mr. Muth is a member. One was completed since October 1, 1999 for $15,000. Pursuant to several 5-year lease agreements effective January 30, 1998, Muth Electric, Inc. agreed to lease certain facilities owned by Muth Properties, L.L.C. of which Mr. Muth is a member. Such lease agreements provide for an annual rent of approximately $137,400, which the Company believes is not in excess of fair rental value for such facilities.

     Pursuant to a 5-year lease agreement effective January 21, 1998, Ace Electric, Inc. agreed to lease certain facilities owned by Stalvey Rentals, a general partnership of which Mr. Stalvey is a partner. Such lease agreement provides for an annual rent of $108,000, which the Company believes is not in excess of fair rental value for such facilities.

     Mr. Allen received $61,930 from the Company for reimbursement travel related expenses for rental of an airplane owned by Mr. Allen, which the Company believes is not in excess of fair rental value for the airplane.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company or its subsidiaries.

     During fiscal 2000, no member of the compensation committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company or (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any business with the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") and any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted (i) initial reports of ownership, (ii) reports of changes in ownership and (iii) annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, officers and ten-percent stockholders are also required to furnish the Company with copies of all such filed reports.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2000, the Company believes that, other than the late filing of a form for the cancellation of stock options held by Mr. Wise, all Section 16(a) reporting requirements related to the Company's directors and executive officers were timely fulfilled during 2000.

                                  PROPOSAL TWO

                              APPROVAL OF AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending September 30, 2001, subject to ratification by the Company's stockholders. Arthur Andersen LLP has served as the Company's independent public accountants since the Company's inception. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

     The affirmative vote of holders of a majority of the shares of Common Stock voted at the 2001 Annual Meeting of Stockholders is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for fiscal 2001.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF ARTHUR ANDERSEN LLP'S APPOINTMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Pursuant to the Company's bylaws, stockholder proposals submitted for consideration at the Company's 2001 Annual Meeting of Stockholders must be delivered to the Corporate Secretary no later than 10 days after December 28, 2000 the date this Proxy Statement was mailed. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the Company's 2001 Annual Meeting of Stockholders.

     Pursuant to the Company's bylaws, stockholder proposals submitted for consideration at the Company's 2001 Annual Meeting of Stockholders must be delivered to the Corporate Secretary no later than 80 days before the date of the 2001 Annual Meeting of Stockholders; provided, however, that in the event that less than 90 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the date of which such notice was mailed or such public disclosure made. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the Company's 2001 Annual Meeting of Stockholders.

     A proposal of a stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than August 30, 2001 if the stockholder making the proposal desires such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

ANNUAL REPORTS AND ADDITIONAL FINANCIAL INFORMATION

     STOCKHOLDERS MAY OBTAIN ADDITIONAL FINANCIAL INFORMATION FOR THE YEAR ENDED SEPTEMBER 30, 2000 FROM THE COMPANY'S FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE FORM 10-K MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO THE SECRETARY, INTEGRATED ELECTRICAL SERVICES, INC., 1800 WEST LOOP SOUTH, SUITE 500, HOUSTON, TX 77027.

                                            By Order of the Board of Directors

                                            /s/ JOHN F. WOMBWELL

                                            John F. Wombwell
                                            Executive Vice President -- Legal
                                            and Administration

                                                                         ANNEX A
                      INTEGRATED ELECTRICAL SERVICES, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independence and performance of the Company's internal and external auditors, and (3) the compliance by the Company with legal and regulatory requirements.

     The members of the Audit Committee shall meet the independence and experience requirements as promulgated by the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of who shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and may request any officer or employee of the Company or the Company's inside or outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall have the following responsibilities:

CHARTER

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes in the Charter to the Board for approval.

     2. Publish this Charter at least once every three years in accordance with SEC regulations.

FINANCIAL MATTERS

     3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     4. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

     6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

AUDITING AND ACCOUNTING

     7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     9. Meet with the independent auditor prior to the audit to review the planning procedures and staffing of the audit.

     10. Obtain from the independent auditor assurance that such auditor and the Company have complied with the audit requirements of Section 10A of the Securities Exchange Act of 1934, as amended.

     11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     12. Approve the fees to be paid to the independent auditor.

     13. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     14. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     15. Review the appointment and replacement of any senior internal auditing executive.

     16. Review the significant reports to management prepared in connection with internal audits and management's responses.

     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          b. Any changes required in the planned scope of the internal audit.

          c. The internal audit responsibilities, budget and staffing.

LEGAL MATTERS

     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     19. Advise the Board with respect to the Company's policies and procedures regarding conflicts of interest and compliance with material laws and regulations.

     20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

EXECUTIVE SESSIONS

     21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

--------------------------------------------------------------------------------
                      INTEGRATED ELECTRICAL SERVICES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
   SOLICITED BY THE BOARD OF DIRECTORS OF INTEGRATED ELECTRICAL SERVICES, INC.

      The undersigned hereby appoints C. Byron Snyder, H. David Ramm and John F. Wombwell, and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Integrated Electrical Services, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on Wednesday, February 7, 2001, at 10:30 a.m. at the Sheraton Suites Houston, 2400 West Loop South, Houston, Texas 77027 or at any adjournment or postponement thereof, as follows:

      Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

                        PROPOSAL 1. ELECTION OF DIRECTORS

[ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY for all nominees
                                        listed below

      01-Donald Paul Hodel, 02- H. David Ramm, and 03-Ben L. Mueller to hold office until the 2004 Annual Meeting and until their successors are elected and qualified. INSTRUCTION: to withhold authority to vote for any individual nominee or nominees, write the appropriate name or names in the space provided here.

--------------------------------------------------------------------------------

   PROPOSAL 2. APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS FOR THE COMPANY
               [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

--------------------------------------------------------------------------------

Please check the following box if you plan to attend the Annual Meeting of Stockholders in person. [ ]
--------------------------------------------------------------------------------
   P
   R
   O
   X
   Y
--------------------------------------------------------------------------------
      ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 (ALL NOMINEES), AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

      YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

                                           Dated:____________________ , _______

                                           Signature(s)________________________

                                           Please sign exactly as name appears
                                           on this card. Joint owners should
                                           each sign. Executors, administrators,
                                           trustees, etc., should give their
                                           full titles.

                                                  PLEASE COMPLETE, SIGN AND
                                              PROMPTLY MAIL THIS PROXY IN THE
                                                     ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------